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                                                                  EXHIBIT 10.26
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                              LSI LOGIC CORPORATION






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                   THIRD AMENDMENT TO PARTICIPATION AGREEMENT
                                       AND
                                OMNIBUS AMENDMENT
                         Dated as of September 28, 2001



                                       to



                               OPERATIVE DOCUMENTS
                           Dated as of April 18, 2000
                      ------------------------------------






                  Re: $182,109,462 Equipment Lease Facility for
                              LSI Logic Corporation



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                    OMNIBUS AMENDMENT TO OPERATIVE DOCUMENTS

      THIS THIRD AMENDMENT TO PARTICIPATION AGREEMENT AND OMNIBUS AMENDMENT dated as of September 28, 2001 (the or this "Omnibus Amendment") to the Operative Documents each dated as of April 18, 2000 (as heretofore amended) is among LSI LOGIC CORPORATION, a Delaware corporation (solely in its capacity as a "Participant" under the Participation Agreement referred to below, "LSI" and, otherwise, "Lessee"), BANC OF AMERICA LEASING & CAPITAL, LLC, not in its individual capacity, but solely as Lessor ("Lessor"), FLEET NATIONAL BANK, not in its individual capacity, but solely as Lessor Agent ("Lessor Agent"), FLEET NATIONAL BANK, not in its individual capacity, but solely as Agent ("Agent") and each of the institutions currently a "Participant" under Participation Agreement referred to below (collectively, the "Participants"), and ABN AMRO BANK N.V., not in its individual capacity, but solely as the original Agent and Lessor Agent under the Participation Agreement and solely with respect to Section 5 and
Section 6 hereof (in such capacities, "Resigning Agent").


                                    RECITALS:

      A. Lessee, Lessor, Resigning Agent (in its capacity as Lessor Agent and Agent) and the Participants are parties to that certain Amended and Restated Participation Agreement dated as of April 18, 2000 (as it may have been and may be from time to time amended, supplemented or modified, the "Participation Agreement").

      B. Lessee, Lessor, Resigning Agent, Lessor Agent, Agent and the Participants now wish to amend certain provisions of the Participation Agreement and the other Operative Documents (as defined in the Participation Agreement) to, inter alia, effect the resignation of Resigning Agent as "Agent" and "Lessor Agent" under the Operative Documents and to replace Resigning Agent with Agent and Lessor Agent in those capacities, respectively, and to remove certain financial covenants and provide cash collateral for the benefit of certain Participants, and have agreed to effect such amendments upon the terms and subject to the conditions set forth herein.

      C. All requirements of law have been fully complied with and all other acts and things necessary to make this Omnibus Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

      NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Omnibus Amendment set forth in Section 5 hereof, and in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

SECTION 1.   DEFINITIONS AND INTERPRETATIONS.

      Section 1. Definitions; Interpretation. Unless otherwise indicated in this Omnibus Amendment, (a) each term set forth in Schedule 1.01 to the Participation Agreement, when used

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in this Omnibus Amendment, shall have the meaning given to such term in Schedule
1.01 to the Participation Agreement, and (b) the rules of interpretation set forth in Schedule 1.01 to the Participation Agreement shall apply to this Omnibus Amendment and are incorporated herein by this reference.

SECTION 2.   AMENDMENTS TO PARTICIPATION AGREEMENT.

      Section 2.1. Subparagraph 5.03(a) and Subparagraph 5.03(b) of the Participation Agreement shall be and are hereby amended in their entirety to read as follows:

                  "(a) Unrestricted Cash. Lessee shall at all times comply with
            Section 7.14(b) of the Bank Credit Agreement as in effect on September 28, 2001, without regard to any subsequent amendment, modification or waiver of Section 7.14(b) of the Bank Credit Agreement (or any definition used therein) or the expiration, replacement or termination of the Bank Credit Agreement.

                  (b) Cash Collateral Account. (i) Pursuant to the Cash
            Collateral Agreement, on September 28, 2001, Lessee shall cause Additional Cash Collateral in an amount not less than (i) the aggregate Outstanding Tranche B Amount under the Lease Supplements plus (ii) the aggregate Outstanding Equity Amount under the Lease Supplements plus (iii) an amount equal to the next due payments of the Variable Component of Rent attributable to the Outstanding Tranche B Amount and the Outstanding Equity Amount (the "Required Cash Collateral Amount") to be held in the Cash Collateral Account, as security for the obligations of Lessee to the Tranche B Participants and the Equity Participants under the Operative Documents.

                  (ii) On October 28, 2001 and on the 28th day of each
            succeeding month (unless such day is not a Business Day, in which case on the next succeeding Business Day), Lessee shall furnish or cause to be furnished to Agent a certificate in form reasonably satisfactory to Agent setting forth, in a reasonably detailed calculation, the value of the Additional Cash Collateral in the Cash Collateral Account as of such date.

                  (iii) If on any date that a certificate is furnished in
            accordance with Subparagraph 5.03(b)(ii) the value of the Additional Cash Collateral in the Cash Collateral Account shall be less than the Required Cash Collateral Amount, then Lessee shall deliver to the Securities Intermediary Additional Cash Collateral in an amount such that the Additional Cash Collateral in the Cash Collateral Account is equal to or greater than the Required Cash Collateral Amount. If, on such date, the value of the Additional



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            Cash Collateral in the Cash Collateral Account shall be greater than the Required Cash Collateral Amount, and provided that no Default or Event of Default shall have occurred and be continuing, Lessee may request that Securities Intermediary shall promptly release such excess amount to Lessee in an amount such that, after giving effect to such release, the value of the Additional Cash Collateral remaining in the Cash Collateral Account shall equal or exceed the Required Cash Collateral Amount (for the purposes of this subsection
            (iii), such released Additional Cash Collateral, "Surplus Collateral"). By 5:00 P.M., San Francisco, California time, on the next Business Day after receipt of such notice, the Securities Intermediary shall release such Surplus Collateral to the Lessee; provided, however, that after giving effect to such release, no Default or Event of Default shall have occurred and be continuing; and provided further, that no release of Surplus Collateral shall in any way affect the obligations of the Lessee pursuant to Subparagraph 5.03(b)(ii)."

      Section 2.2. Subparagraphs 5.03(c), 5.03(d), 5.03(f) and 5.03(g) of the Participation Agreement shall be and are hereby amended in their entirety to read as follows:

            "[Reserved]"

      Section 2.3. Section 7 of the Participation Agreement shall be and is hereby amended by adding a new Paragraph 7.15 to read as follows:

                  "7.15. Set-Off of Amounts due LSI as Tranche A Participant.
            Lessee hereby irrevocably agrees that any amounts owed to LSI as a Tranche A Participant under any Operative Document may be set-off against amounts owed by Lessee under the Lease, regardless of the adequacy of any Collateral, including, without limitation, the Additional Cash Collateral."

      Section 2.4. The following sentence shall be added at the end of Paragraph
7.04 of the Participation Agreement:

                  "Notwithstanding any other provision to the contrary contained in any Operative Document, LSI and its Affiliates shall have no rights whatsoever as a Tranche A Participant with respect to any amendment, modification, waiver, approval or consent, or direction with respect to the taking of any action, in each case, under the Operative Documents; and for the purpose of determining whether the requisite percentage of (a) the Participants or (b) the Tranche A Participants and/or the Tranche B Participants, as the case may be, approved or consented to any amendment, modification, waiver or consent to be given under any



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            Operative Document, or have given any other approval or directed the taking of any action provided herein or therein to be taken upon the direction of all or a specified percentage of (a) the Participants or (b) the Tranche A Participants and/or the Tranche B Participants, as the case may be, LSI's aggregate Outstanding Tranche A Amount in all Lease Supplements shall be deemed not to be outstanding."

      Section 2.5. Paragraph 7.02 of the Participation Agreement shall be and is hereby amended by adding a third sentence to read as follows:

                  "Notwithstanding the first sentence of this Paragraph 7.02, no fees, expenses, indemnities or disbursements shall be payable to LSI."

      Section 2.6. The following definitions contained in Schedule 1.01 of the Participation Agreement shall be and are hereby amended and restated in their entirety:

                  "Agent" shall mean Fleet National Bank, acting in its capacity as Agent for the Participants under the Operative Documents, and its successors and assigns in such capacity.

                  "Agent's Letter" shall mean the letter agreement dated as of
            September 28, 2001, between Lessee and Agent.

                  "Collateral" shall mean the Property Collateral, the Cash
            Collateral, the Additional Cash Collateral and all other property in which any Lessor Party has a Lien to secure any of the Lessee Obligations.

                  "Lessor Agent" shall mean Fleet National Bank, acting in its capacity as agent for the Lessors under the Operative Documents, and its successors and assigns in such capacity.

                  "Lessors" shall mean Banc of America Leasing & Capital, LLC, acting in its capacity as a Lessor under the Operative Documents, and its successors and assigns in such capacity, including, without limitation, the institutions from time to time listed as a lessor in
            Schedule I hereto, as amended from time to time, each acting in its capacity as a Lessor under the Operative Documents.

                  "Operative Documents" shall mean and include the Participation
            Agreement, the Lease Agreement, the Purchase Agreement, the Lessee Security Documents, the Lessor Security Agreement, the Cash Collateral Agreement and the Control



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            Agreement; all other notices, requests, certificates, documents, instruments and agreements delivered to any Lessor Party pursuant to Paragraph 3.01 or 3.02 of the Participation Agreement; and all notices, requests, certificates, bills of sale, documents, instruments and agreements delivered to any Lessor Party in connection with any of the foregoing on or after the date of the Participation Agreement. (Without limiting the generality of the preceding definition, the term "Operative Documents" shall include all written waivers, amendments and modifications to any of the notices, requests, certificates, documents, instruments and agreements referred to therein.)

                  "Participation Agreement" shall mean the Amended and Restated
            Participation Agreement, dated as of April 18, 2000, among Lessee and the Lessor Parties, as it may from time to time be amended, supplemented or otherwise modified.

                  "Prime Rate" shall mean the variable per annum rate of
            interest publicly announced by Fleet National Bank from time to time as its Prime Rate at its Boston, MA office. Any change in the Prime Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

                  "Required Participants" shall mean, subject to the last
            sentence of Paragraph 7.04, (a) at any time the aggregate Outstanding Lease Amounts of all Lease Supplements are greater than $0, Participants whose aggregate Outstanding Participation Amounts in all Lease Supplements equal or exceed fifty-one percent (51%) or more of the aggregate Outstanding Lease Amounts of all Lease Supplements at such time and (b) at any time the aggregate Outstanding Lease Amounts of all Lease Supplements are $0, Participants whose Proportionate Shares equal or exceed fifty-one percent (51%).

      Section 2.7. The following shall be added as new definitions in alphabetical order to Schedule 1.01 to the Participation Agreement:

                  "Additional Cash Collateral" means certificates of deposit having a final maturity from the date of issuance of not more than 30 days, issued by commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System, has a combined capital and surplus of not less than $500,000,000



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            and with a senior unsecured debt credit rating of at least "Aa3" by
            Moody's and "AA-" by S & P and is otherwise acceptable to each Participant.

                  "Assignment Agreement" shall mean the Assignment Agreement dated as of September 28, 2001 among the assignors and assignees named therein.

                  "Bank Credit Agreement" shall mean the Credit Agreement dated as of September 28, 2001 among Lessee, as Borrower, Bank of America, N.A. as Administrative Agent and the other lenders party thereto.

                  "Cash Collateral Account" is defined in Section 1.1(a) to the
            Cash Collateral Agreement.

                  "Cash Collateral Agreement" means the Assignment of Cash
            Collateral Account dated as of September 28, 2001 executed by Lessee in favor of Lessor Agent.

                  "Control Agreement" means that certain Control Agreement dated as of September 28, 2001 among the Securities Intermediary, Lessee, Lessor and the Agent.

                  "Required Cash Collateral Amount" is defined in Subparagraph
            5.03(b)(i) of the Participation Agreement.

                  "LSI" means LSI Logic Corporation solely in its capacity as a
            Tranche A Participant under the Operative Documents.

                  "Securities Intermediary" means Fleet National Bank, in its capacity as Securities Intermediary pursuant to the Cash Collateral Agreement, and its successors and permitted assigns in such capacity.

                  "Surplus Collateral" is defined in Subparagraph 5.03(b)(iii)
            of the Participation Agreement.

      Section 2.8. Schedule 1.01 of the Participation Agreement is amended by deleting the definitions of "Consolidated CMLTD", "Consolidated Tangible Net Worth", "Consolidated Total Debt" and "Total Capital" contained in Schedule 1.01 of the Participation Agreement.

      Section 2.9. Schedule II to the Participation Agreement shall be and is hereby amended by adding a sixth numbered paragraph to read as follows:




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            "6. Notwithstanding anything to the contrary in this Schedule II or in any Operative Document, (a) the Tranche B Applicable Margin is .50% and (b) the Equity Applicable Margin is 2.00%."

      Section 2.10. Paragraph 2.06 of the Participation Agreement shall be and is hereby amended by adding thereto new Subparagraphs 2.06(e) and (f) to read as follows:

                  "(e)  Additional Cash Collateral. Notwithstanding any
            provision to the contrary contained in any Operative Document, no Additional Cash Collateral shall be used to pay any amounts owed to LSI as a Tranche A Participant and such Additional Cash Collateral shall be applied pursuant to Paragraph 2.06 without regard to LSI as a Tranche A Participant.

                  (f) Distribution and Application of Receipts to LSI. Notwithstanding any provision to the contrary contained in any Operative Documents, no payment of Rent or interest on overdue installments of Rent under the Lease or any other monies, amounts, Collateral or proceeds thereof received by the Agent, shall be allocated or used to pay any amounts due and payable to LSI as a Tranche A Participant, and such Rent, monies, amounts, Collateral and proceeds thereof shall be applied pursuant to the applicable provisions of Paragraph 2.06 without regard to LSI as a Tranche A Participant; provided however, that, regardless of the adequacy of any Collateral, any amount that is due and payable to LSI as a Tranche A Participant on any date shall be set-off against Rent that is due and payable by Lessee under the Lease on such date; provided further, that, notwithstanding anything in the foregoing to the contrary, in the event that any one or more items of Property is being purchased pursuant to Section 2 or Paragraph 3.03 of the Purchase Agreement and such purchase is being effected by or on behalf of, and is being funded in full by a third party other than Lessee or any of its Affiliates and all other amounts due and owing by Lessee under the Operative Documents are paid in full, the provisions of this Subparagraph 2.06(f) (other than this proviso) shall not apply with respect to amounts paid by such third party purchaser."

      Section 2.11. Paragraph 7.05 of the Participation Agreement shall be and is hereby amended by adding a new Subparagraph 7.05(b)(v) to read as follows:

            "Notwithstanding anything to the contrary contained herein or in any other Operative Document, LSI shall not sell or assign any of its rights and obligations as a Tranche A Participant under this



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            Agreement and the other Operative Documents without the prior written consent of each Participant."

      Section 2.12. Paragraph 7.01 shall be and is hereby amended by replacing the notice information for the Lessor Agent and the Agent with the following:

            Agent / Lessor Agent: Fleet National Bank, 100 Federal Street, Boston, Massachusetts, 02110, Attention: Technology Loan Administrator, 617-434-4218.

      Section 2.13. Schedule 1 to the Participation Agreement shall be amended and replaced in its entirety by Schedule I attached hereto.

      Section 2.14. Section 2 shall be and is hereby amended by adding new Subparagraphs 2.16, 2.17 and 2.18 to read as follows:

                  "2.16. Right to Purchase Upon Event of Default. At any time following the fifth Business Day after the occurrence of an Event of Default (without regard to any waiver thereof or any amendment or modification relating thereto or in contemplation thereof), (a) any Equity Participant (for purposes of this Paragraph 2.16, the "Purchasing Equity Participant") may require that (i) each and every Tranche B Participant sell all of its right, title and interest as a Tranche B Participant to Purchasing Equity Participant for an amount equal to the Outstanding Tranche B Participation Amount of such Tranche B Participant for each Lease Supplement plus an amount equal to the Variable Component of Rent accrued on such Tranche B Participant's Outstanding Tranche B Participation Amount under each Lease Supplement as of the date of such sale and (ii) each and every Equity Participant other than the Purchasing Equity Participant sell all of its right, title and interest as an Equity Participant to the Purchasing Equity Participant for an amount equal to the Outstanding Equity Participation Amount of such Equity Participant for each Lease Supplement plus an amount equal to the Variable Component of Rent accrued on such Equity Participant's Outstanding Equity Participation Amount under each Lease Supplement as of the date of such sale and (b) any Tranche B Participant (for purposes of this Paragraph 2.16, the "Purchasing Tranche B Participant") may require that (i) each and every Tranche B Participant sell all of its right, title and interest as a Tranche B Participant to Purchasing Tranche B Participant for an amount equal to the Outstanding Tranche B Participation Amount of such Tranche B Participant for each Lease Supplement plus an amount equal to the Variable Component of Rent accrued on such Tranche B Participant's Outstanding Tranche B Participation Amount under each Lease Supplement as of the date of such sale and (ii) each and every



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            Equity Participant sell all of its right, title and interest as an
            Equity Participant to the Purchasing Tranche B Participant for an amount equal to the Outstanding Equity Participation Amount of such Equity Participant for each Lease Supplement plus an amount equal to the Variable Component of Rent accrued on such Equity Participant's Outstanding Equity Participation Amount under each Lease Supplement as of the date of such sale.

                  2.17. Sixty Day Right to Purchase. For a period of sixty days beginning on September 28, 2001, Banc of America Leasing & Capital, LLC/Bank of America, N.A. (for purposes of this Paragraph 2.17, the "Purchaser") shall have the right, at its sole option, to purchase all of Fleet National Bank's (for purposes of this Paragraph 2.17, together with its successors and assigns, including any subsequent assignee hereunder, the "Seller") right title and interest as a Tranche B Participant for an amount equal to (a) the Outstanding Tranche B Participation Amount of Seller for each Lease Supplement plus (b) an amount equal to the Variable Component of Rent accrued on Seller's Outstanding Tranche B Participation Amount under each Lease Supplement as of the date of such sale.

                  2.18. Quarterly Rental Periods. Notwithstanding anything
            contained in the Lease or any other Operative Document to the contrary, including, without limitation, the definition of "Rental Period" and anything to the contrary in Paragraph 2.03 of the Lease, after September 28, 2001, the Variable Component of Rent shall be payable quarterly."

      Section 2.15. Subparagraph 7.04(c) shall be and is hereby amended in its entirety to read as follows:

            "(c) Any amendment, waiver or consent which affects the rights or obligations of Lessor Agent or Agent must by in writing and signed by Lessor Agent or Agent, as the case may be. Any amendment, waiver or consent of any provision relating to the Additional Cash Collateral must be in writing and signed by each affected Participant."

SECTION 3.  AMENDMENTS TO LESSOR SECURITY AGREEMENT.

      Section 3.1. Paragraph 2.01 of the Lessor Security Agreement shall be and is hereby amended by adding the following sentence to the end of the paragraph:

                  "Notwithstanding anything to the contrary in this Paragraph
            2.01 or in any Operative Document, the Additional Cash Collateral



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            shall not secure the Lessor Obligations owing to LSI as a Tranche A
            Participant."

SECTION 4. REPRESENTATIONS AND WARRANTIES; REAFFIRMATION OF LIEN AND SECURITY INTEREST.

      Section 4.1 Representations and Warranties of Lessee. Lessee hereby represents and warrants to the Lessor Parties that, after giving effect to the provisions hereunder, the following will be true and correct on the date hereof:

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on the date hereof (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date);

            (b)   No Default or Event of Default has occurred and is continuing;
      and

            (c)   All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents", Lessee expressly acknowledges in making the representations and warranties set forth in this
Section 4.1 that, on and after the date hereof, such term includes this Omnibus Amendment, the Cash Collateral Agreement and the Control Agreement.)

      Section 4.2. Representations and Warranties of Lessor. Each Lessor hereby represents and warrants to Agent, Lessee and the Participants that, after giving effect to the provisions hereunder, the following will be true and correct on the date hereof:

            (a) The representations and warranties of Lessor set forth in Paragraph 4.02 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on the date hereof (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date);

            (b)   No Default or Event of Default has occurred and is continuing;
      and

            (c)   All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessor expressly acknowledges in making the representations and warranties set forth in this
Section 4.2 that, on and after the date hereof, such term includes this Omnibus Amendment, the Cash Collateral Agreement and the Control Agreement.)

      Section 4.3. Representations and Warranties of Participants. As of the date hereof, each Participant represents and warrants, severally and only as to itself, to each of the parties to



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the Participation Agreement that, after giving effect to the provisions hereunder, the representation and warranties of the Participants set forth in Paragraph 4.03 of the Participation Agreement are true and correct in all material respects as if made on such date. (Without limiting the scope of the term "Operative Documents", each Participant expressly acknowledges in making the representations and warranties set forth in this Section 4.3 that, on and after the date hereof, such term includes this Omnibus Amendment, the Cash Collateral Agreement and the Control Agreement.)

      Section 4.4. Reaffirmation by Lessee of Lien and Security Interest of Lessor Agent. Lessee hereby reaffirms its grant of a lien and security interest in the Collateral, including, without limitation, the Additional Cash Collateral, as set forth in the Lease and as amended pursuant hereto.

      Section 4.5. Reaffirmation by Lessor of Lien and Security Interest of Agent. The Lessor hereby reaffirms its grant of a lien and security interest in the Lessor Collateral as set forth in the Lessor Security Agreement and as amended pursuant hereto.

SECTION 5. CONDITIONS TO EFFECTIVENESS OF THIS OMNIBUS AMENDMENT.

      Section 5.1. This Omnibus Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

            (a) this Omnibus Amendment, the Assignment Agreement, the Cash Collateral Agreement and the Control Agreement shall have been duly authorized, executed and delivered by the parties thereto, shall be in form and substance satisfactory to each Participant and an executed counterpart of each thereof shall have been received by each of the Participants, Lessor Agent, Agent and Lessee; each of the documents referred to above shall be in full force and effect as to all parties and no Default or Event of Default shall have occurred or be continuing;

            (b) the Required Cash Collateral Amount shall have been deposited in the Cash Collateral Account;

            (c) the assignment contemplated by the Assignment Agreement shall have been consummated;

            (d) all accrued amounts of the Variable Component of Base Rent to, but not including, September 28, 2001 shall have been paid to the appropriate Participants by Lessee;

            (e) each Participant, Agent and Lessor Agent shall have received favorable opinions, in each case, dated September 28, 2001 of (i) General Counsel of Lessee, and (ii) Latham & Watkins, special counsel to Lessee, in each case, in form and substance reasonably satisfactory to such recipient.




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

            (f) the Resigning Agent shall have received via wire transfer in immediately available funds all amounts owed to date by Lessee to Resigning Agent in its capacity as original Agent and Lessor Agent under the Participation Agreement and the other Operative Documents (including without limitation agent's fees, legal fees and expenses).

            (h)   the Bank Credit Agreement shall have been consummated;

            (i) all UCC financing statements or amendments to existing UCC financing statements necessary to perfect the liens and security interests granted pursuant to the Operative Documents shall have been prepared, executed (to the extent required by law) and held by Agent for filing in the appropriate offices or locations;

            (j) amendments to that certain synthetic lease financing entered into among Lessee, Wells Fargo Bank Northwest, National Association, as Certificate Trustee, Wells Fargo Bank Nevada, National Association, as Agent and the "Participants" party thereto, shall have been executed and delivered and shall be effected in scope and form satisfactory to the Participants;

            (k) the reasonable fees and expenses of Chapman and Cutler and Hinckley, Allen & Snyder LLP (subject to the terms of the Commitment Letter dated September 26, 2001 from Agent to Lessee) shall have been paid;

            (l) Agent shall have received (x) a certificate of the Secretary or Assistant Secretary of Lessee attaching and certifying as to: (i) the corporate authority for the execution, delivery and performance by Lessee of each Operative Document to which it is or will be a party, (ii) its organizational documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of Lessee and (y) a good standing certificate from the Secretary of State of Delaware as to the good standing of Lessee;

            (m) the arrangement fee described in the Engagement Letter dated September 13, 2001 shall have been paid by Lessee to the party entitled thereto;

            (n) all actions and other approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Authority or other Person, that are necessary at such time for the performance of the terms hereof or any other Operative Document as amended hereby shall have been taken, given or obtained, as the case may be, shall be in full force and effect and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise), except for any action, consent, approval or authorization the failure to obtain which, or the appeal of or further procedures with respect to which, would not reasonably be expected to have a Material Adverse Effect; and

            (o)   Lessee shall have paid the fee described in the Agent's
      Letter.




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Upon the satisfaction to the Participants (other than the Lessee) of all of the foregoing, this Omnibus Amendment shall become effective.

SECTION 6. RESIGNATION AND APPOINTMENT OF AGENTS.

      Section 6.1. Resignation of Lessor Agent and Agent. Pursuant to Paragraph
6.07 of the Participation Agreement, ABN AMRO Bank, N.V. hereby resigns as Lessor Agent and Agent whereupon it shall be discharged from its duties and obligations as Lessor Agent and Agent under the Participation Agreement and the other Operative Documents for matters arising from and after the effectiveness of this Omnibus Amendment, provided that the provisions of Paragraphs 6.05, 7.02 and 7.03 of the Participation Agreement shall survive in accordance with Paragraph 6.07 of the Participation Agreement and continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Lessor Agent and Agent under the Participation Agreement and the other Operative Documents. In addition, ABN AMRO Bank N.V. (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Participation Agreement or any other Operative Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Participation Agreement, any other Operative Document or, any other instrument or document furnished pursuant thereto, or any Collateral other than that it has not created any adverse claim upon the interests being assigned hereunder except as provided in the Participation Agreement and the other Operative Documents and that the interests being assigned hereunder are free and clear of any such adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the solvency or financial condition of Lessee, any other guarantor or any other obligor or the performance or observance by Lessee, any other guarantor or any other obligor of any of their respective obligations under the Participation Agreement, any other Operative Document or any other instrument or document furnished pursuant hereto or thereto. Lessee and Lessor hereby waive the thirty day notice requirement with respect to the Lessor Agent's resignation. The Participants hereby waive the thirty day notice requirement with respect to the Agent's resignation.

      Section 6.2. Appointment of Successor Lessor Agent and Successor Agent. Pursuant to Paragraph 6.07 of the Participation Agreement, Lessor hereby appoints Fleet National Bank as Lessor Agent and the Participants hereby appoint Fleet National Bank as Agent and Fleet National Bank hereby accepts such appointments. Lessee hereby consents to the appointment of Fleet National Bank as Agent.

SECTION 7. MISCELLANEOUS.

      Section 7.1. This Omnibus Amendment shall be construed in connection with and as part of each of the Operative Documents, and except as modified and expressly amended by this Omnibus Amendment, all terms, conditions and covenants contained in the Operative Documents are hereby ratified and shall be and remain in full force and effect. The execution, delivery and effectiveness of this Omnibus Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, Lessor Agent, Agent or the Participants, nor constitute a waiver of any provision of any Operative Document.

      Section 7.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Omnibus Amendment may refer to the Operative Documents without making specific reference to this Omnibus Amendment but nevertheless all such references shall include this Omnibus Amendment unless the context otherwise requires.

      Section 7.3. The descriptive headings of the various Sections or parts of this Omnibus Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

      Section 7.4. This Omnibus Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules, except as otherwise provided in Schedule 1.02 of the Participation Agreement.

      Section 7.5. This Omnibus Amendment shall be binding upon and inure to the benefit of Lessee, Lessor, Lessor Agent, Agent and the Participants and their respective permitted successors and assigns. All references in this Omnibus Amendment to any Person shall be deemed to include all successors and assigns of such Person.

      Section 7.6. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Omnibus Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.




                              [INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, Lessee, Lessor, Lessor Agent, Agent, Resigning Agent and the Participants have caused this Omnibus Amendment to be executed as of the day and year first above written.

LESSEE:                                LSI LOGIC CORPORATION


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

LESSOR:                                BANC OF AMERICA LEASING & CAPITAL, LLC,
                                         not in its individual capacity but
                                         solely as Lessor


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


LESSOR AGENT:                          FLEET NATIONAL BANK, not in its
                                         individual capacity but solely as
                                         Lessor Agent


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

AGENT:                                 FLEET NATIONAL BANK, not in its
                                         individual capacity but solely as
                                         Agent


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

RESIGNING AGENT:                       ABN AMRO BANK N.V., as Resigning Agent
                                         and solely for purposes of
                                         Section 6 hereof


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

      IN WITNESS WHEREOF, Lessee, Lessor, Lessor Agent, Agent, Resigning Agent and the Participants have caused this Omnibus Amendment to be executed as of the day and year first above written.

PARTICIPANTS:                          LSI Logic Corporation


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       FLEET NATIONAL BANK


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       BANC OF AMERICA LEASING & CAPITAL, LLC


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                   SCHEDULE I

                            LESSORS AND PARTICIPANTS

                                     PART A
                                   COMMITMENTS



                           PARTICIPANT                     COMMITMENT AMOUNT       TYPE OF COMMITMENT
             ----------------------------------------------------------------------------------------
             LSI Logic Corporation                          $147,050,607.31             Tranche A

             Fleet National Bank                             $25,891,522.19             Tranche B

             Banc of America Leasing & Capital, LLC           $9,167,333.22               Equity

             TOTAL                                          $182,109,462.72

                                     PART B
                                 ADDRESSES, ETC.


           (as Participant, Agent and Lessor Agent)

           FLEET NATIONAL BANK

           Address for All required Documentation and Financial Information

           100 Federal Street
           Boston, MA  02110

           CREDIT CONTACTS

           PRIMARY:

           Lee A. Merkle-Raymond
           435 Tasso Street, Suite 250
           Palo Alto, CA  94301
           Telephone:  650-470-4130
           Facsimile:  650-853-1425
           E-mail:  lee_a_merkle-raymond@fleet.com

           ADMINISTRATIVE CONTACTS

           Technology Loan Administrator
           100 Federal Street
           Boston, MA  02110
           Telephone:  617-434-4218
           DE 100-09H

           PAYMENT/WIRE INSTRUCTIONS

           Fleet National Bank
           ABA No.:  011000138
           Account No.:  1510351-66156
           Account Name:  LA Suspense
           Ref:  LSI Logic Corporation

           LSI Logic Corporation (as Participant)
           1551 McCarthy Blvd.
           Milpitas, California  95035
           Contact:     Anita Prasad, Vice President -- Treasury & Tax
           Telephone:   (408) 433-8000
           Fax:         (408) 433-6896

           Wire Instructions:
           Bank of America
           ABA#  121-000-358
           Account Name:  LSI Logic Corporation
           Account No.:  12335 01388
           Notify Tanu Mahajan at (408) 433-4033 when sent

           BANC OF AMERICA LEASING & CAPITAL, LLC (as Participant and Lessor)

           Address for All required Documentation and Financial Information

           555 California Street, 4th Floor
           San Francisco, CA  94104

           CREDIT CONTACTS

           PRIMARY:

           Gino Verza
           555 California Street, 4th Floor
           San Francisco, CA  94104
           Telephone:  415-765-7496
           Facsimile:  415-765-7418
           E-mail:  Gino.e.verza@bankofamerica.com

           BACK-UP:

           Bob Stark
           555 California Street, 4th Floor
           San Francisco, CA  94104
           Telephone:  415-765-7409
           Facsimile:  415-765-7353
           E-mail:  Robert.Stark@bankofamerica.com

           ADMINISTRATIVE CONTACTS

           Anita Garfagnoli
           555 California Street, 4th Floor
           San Francisco, CA  94104
           Telephone:  415-765-1803
           Facsimile:  415-765-7373
           E-mail:  Anita.l.garfagnoli@bankofamerica.com

           PAYMENT/WIRE INSTRUCTIONS

           Bank of America, NA (San Francisco, CA)
           ABA No.:  121-000-358
           Account No.:  12578-03258
           Account Name:  BA Leasing & Capital, LLC
           Attention:  Controller
           Ref:  LSI Logic Corporation



                                       -3-